EXHIBIT 24.1

                                                                    Exhibit-24.1



                             ROBERT WHITE ASSOCIATES

                          CERTIFIED PUBLIC ACCOUNTANTS

                         Report of Independent Auditors

     We consent to the incorporation by reference in this Registration Statement of SATX CORPORATION on Form S-8 of our report appearing in the incorporated by reference Annual Report on Form 10-KSB of SATX CORPORATION for the year ended December 1999.

                                             /s/ ROBERT WHITE ASSOCIATES
                                             -----------------------------
                                                 Robert White Associates



                          Certified Public Accountants

September 22, 2000




                 988 Ohio Pike, Suite 2, Cincinnati, Ohio 45245